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                                                                    Exhibit 32.2

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                       AS ADOPTED PURSUANT TO SECTION 906
                        OF THE SARBANES-OXLEY ACT OF 2002

         In connection with the Quarterly Report of Encysive Pharmaceuticals Inc. (the "Company") on Form 10-Q for the period ending September 30, 2003 (the "Report"), as filed with the Securities and Exchange Commission on the date hereof, I, Stephen L. Mueller, Vice President, Finance and Administration, Secretary and Treasurer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

         1. The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

         2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ STEPHEN L. MUELLER
------------------------------------------
Stephen L. Mueller
Vice President, Finance and Administration
Secretary & Treasurer

November 12, 2003

A signed original of this written statement required by Section 906 has been provided to Encysive Pharmaceuticals Inc. and will be retained by Encysive Pharmaceuticals Inc. and furnished to the Securities and Exchange Commission or its staff upon request.